                                                                   EXHIBIT 10.16

IBM
Software Vendor Marketing Partnerships
--------------------------------------------------------------------------------

Amendment 01 to MIRA #T97074-00                                        T97074-01

                      AMENDMENT NUMBER 01 TO MRA #T97074-00

This is Amendment Number 01 to our Marketing Relationship Agreement No. T97074-00 dated May 22, 1997 (hereinafter called "Agreement") between IBM Corporation ("IBM") and ShowCase Corporation ("You").

Whereas the parties have entered into the Agreement that sets forth the terms and conditions whereby IBM may remarket or cooperatively market Your Products in the United States; and

Whereas You've notified IBM in writing of: 1) changes to Your Products names, licensing structure and current list prices; and 2) additional new available Products; and

Whereas the parties have agreed to 1) expand only the remarketing relationship of this Agreement to include Canada; and 2) incorporate Your new Product's, Product names, licensing structure and list prices under this Agreement;

NOW THEREFORE, the parties agree to modify the Agreement, its Attachments and Amendments as follows:

1. Section 1 entitled "Definitions" of the Agreement, is hereby modified by superseding and replacing the definition of "Products" with the following:

Products are your computer programs, and any third party computer programs included with your Products under your End User License, in Object Code form, including documentation, related materials, maintenance modifications, Basic Enhancements and any security devices or "locks" that are listed in this Agreement.

2. Section 3 entitled "Territory," of the Agreement, is hereby superseded and replaced with the following:

3. Territory

3.1 The territory for this Agreement, applicable for the resale of the Products pursuant to the Reseller Attachment, shall consist of the United States and Puerto Rico (US), and Canada.

3.2 The territory for this Agreement, applicable for the cooperative marketing of the Products pursuant to the Cooperative Marketing Attachment, shall be the United States and Puerto Rico.

3. Section 4.1 of Section 4.0 entitled "Royalties," of the Reseller Attachment of the Agreement is hereby modified by superseding and replacing its text as follows and by adding the new Product/IBM Rate tables:

IBM will continue to pay you the current royalty amount set forth in the Agreement's current existing table ("IBM Rate") for each Product IBM or its Affiliates licenses to a customer.

Effective upon: 1) the date IBM Announces availability of your Products (listed in the Product Offering List Attachment) in the US or within ninety (90) days from the date the parties execute this Amendment, whichever occurs first; and 2) the date IBM Announces availability of your Products (listed in the Product

Offering List Attachment) in Canada; the already existing IBM Rates set forth in the Agreement's current existing table are hereby superseded and replaced with the new IBM Rates, listed in the tables below, that IBM will pay you for each Product IBM or its Affiliates licenses to a customer. The formula used to calculate the IBM Rate for Products shall be the same formula used to calculate the IBM Rate for New Products. You agree (*). IBM is not required to lease any minimum quantities. IBM payments to you will be at the IBM Rate subject to any withholding tax requirement and/or any applicable transaction based taxes (including, without limitation, sales and value-add taxes), and shall be net of refunds and adjustments granted to customers. You may, (*), increase your Products list prices by giving IBM prior written notice. Any such increase shall become effective ninety (90) days after IBM receives such notice. You agree (*) not yet installed from the date (*) effective. For any such (*), you agree to give IBM forty-five (45) days prior written notice. With respect to any temporary Promotional offers for the Products, IBM's participation in any such offers will be solely at IBM's option. In either case above, a letter amendment specifying your new list prices will be executed by the parties. The new IBM Rate, reflecting such price change, will be paid to you for all Products IBM or its Affiliates licenses to a customer on or after the first day of the affected period stated above. IBM will not pay you any other payments related to the Products (for example, under any IBM Business Partner Agreement). IBM shall have full freedom and flexibility in pricing your Products and in establishing the terms and conditions under which they are offered to customers. IBM is not required to pay you, and you agree not to charge IBM for, taxes for the Products which are licensed by IBM in the Territory.

----------------------------------------------------------------------------------------------------------------
Product Type                           Product Name                        IBM Rate for US & Canada
----------------------------------------------------------------------------------------------------------------
Products                               All Products listed on Product      (*) of Your Products US List Prices
                                       Offering List Attachment            specified in the Product Offering
                                                                           List Attachment
----------------------------------------------------------------------------------------------------------------
Upgrades                               All Products listed under Product   (*) of Your Products Upgrades US
                                       Upgrades section of Product         List Prices specified in the
                                       Offering List Attachment            Product Offering List Attachment
----------------------------------------------------------------------------------------------------------------

4. Section 4.4 of Section 4.0 entitled "Royalties," of the Reseller Attachment of the Agreement is hereby modified by superseding and replacing its text as follows:

4.4 Royalties are paid against revenue recorded by IBM in a royalty payment quarter. In the U.S., a royalty payment quarter ends on the last business day of the calendar quarter. Outside the U.S., a royalty payment quarter is defined according to IBM's current administration practices. IBM shall make payments to you 30 days following the close of the royalty payment quarter in which IBM records that a customer has acquired a royalty bearing license for a Product, and recognizes revenue for the Product. All payments to you shall be net of refunds, adjustments, and if applicable, taxes. Payment will be accompanied by a summary of the basis for determining its amount. IBM will maintain records to support the payment amount. Payment will be made by either electronic funds transfer, or by mail. Payment is deemed to be made on the date of electronic funds transfer, or on the date of mailing, as applicable. All payments will be made in U.S. dollars.

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5. Section 6.1 of Section 6 entitled "Payment to IBM" of the Cooperative Marketing Attachment to this Agreement is hereby modified by superseding and replacing the IBM Fee table with the following:

-------------------------------------------------------------------------------
Product Type  Product Name                        IBM Fee
-------------------------------------------------------------------------------
Products      All Products listed in Product      (*) of Your Revenue
              Offering List Attachment            for Products
-------------------------------------------------------------------------------

6. Attached "Product Offering List Attachment" is hereby added to the Agreement as a new Attachment.

7. Exhibit entitled "Your End User License" to the Agreement is hereby superseded and replaced with the attached "Exhibit - Your End User License".

8. Attachment entitled "Certificate of Originality" to the Agreement is hereby superseded and replaced with the attached "Attachment - Certificate of Originality".

Except as amended hereby, the Agreement and any Amendments and Attachments thereto shall remain in full force and effect.

In WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives.

ACCEPTED AND AGREED TO:                     ACCEPTED AND AGREED TO:

International Business Machines             ShowCase Corporation
   Corporation

/s/ Julie F. Joyce                          /s/ Ken Holec
--------------------------------            --------------------------------
Julie F. Joyce                              Print Name: Ken Holec

Director, Worldwide Strategy &              Title: President and Chief
   Business Development                               Executive Officer

Date:    10-28-98                           Date:       10/26/98

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IBM
Software Vendor Marketing Partnerships

Product Offering List Attachment                                       T97074-01

                        PRODUCT OFFERING LIST ATTACHMENT

                                Product Upgrades

---------------------------------------------------------------------------------------------------
Products                                                                   Your US List Prices
---------------------------------------------------------------------------------------------------
Analyzer Client Ports                                                               (*)
---------------------------------------------------------------------------------------------------
Analyzer for the Web Ports                                                          (*)
---------------------------------------------------------------------------------------------------
Analyzer Server, 1 way s-10 or 170                                                  (*)
---------------------------------------------------------------------------------------------------
Analyzer Server, 1 way processor                                                    (*)
---------------------------------------------------------------------------------------------------
Analyzer Server, 2-4 way processor                                                  (*)
---------------------------------------------------------------------------------------------------
Analyzer Server, 8-12 way processor                                                 (*)
---------------------------------------------------------------------------------------------------
Essbase Personal Desktop                                                            (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Currency Conversion 1-way processor                                     (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Currency Conversion 2-4 way processor                                   (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Currency Conversion 8-12 way processor                                  (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Development Server, 1-way processor                                     (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Development Server, 2-4 way processor                                   (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Development Server, 8-12 way processor                                  (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Ports                                                                   (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Server, 1-way processor                                                 (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Server, 2-4 way processor                                               (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Server, 8-12 way processor                                              (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Spreadsheet Toolkit, 1-way processor                                    (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Spreadsheet Toolkit, 2-4 way processor                                  (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Spreadsheet Toolkit, 8-12 way processor                                 (*)
---------------------------------------------------------------------------------------------------
Essbase/400 SQL Drill Through, 1 way processor                                      (*)
---------------------------------------------------------------------------------------------------
Essbase/400 SQL Drill Through, 2-4 way processor                                    (*)
---------------------------------------------------------------------------------------------------
Essbase/400 SQL Drill Through, 8-12 way processor                                   (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Partitioning 1-way processor                                            (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Partitioning 2-4 way processor                                          (*)
---------------------------------------------------------------------------------------------------
Essbase/400 Partitioning 8-12 way processor                                         (*)
---------------------------------------------------------------------------------------------------
Strategy Report Writer                                                              (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder Server 1 way S-10 or 170                                          (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder Initial Server 1 way processor                                    (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder Initial Server 2-4 way processor                                  (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder Initial Server 8-12 way processor                                 (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder Secondary 1 way processor                                         (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder Secondary 2-4 way processor                                       (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder Secondary 8-12 way processor                                      (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder DB2/AIX Source                                                    (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder DB2/MVS Source                                                    (*)
---------------------------------------------------------------------------------------------------
Warehouse Builder DB2/NT Source                                                     (*)
---------------------------------------------------------------------------------------------------
Warehouse Manager Server 1 way S-10 or 170                                          (*)
---------------------------------------------------------------------------------------------------
Warehouse Manager Initial Server 1 way processor                                    (*)
---------------------------------------------------------------------------------------------------
Warehouse Manager Initial Server 2-4 way processor                                  (*)
---------------------------------------------------------------------------------------------------
Warehouse Manager Initial Server 8-12 way processor                                 (*)
---------------------------------------------------------------------------------------------------


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IBM
Software Vendor Marketing Partnerships

Product Offering List Attachment                                       T97074-01

                        PRODUCT OFFERING LIST ATTACHMENT

                                Product Upgrades

---------------------------------------------------------------------------------------------------
Warehouse Manager Ports                                                             (*)
---------------------------------------------------------------------------------------------------
Warehouse Manager Secondary Server, 1 way processor                                 (*)
---------------------------------------------------------------------------------------------------
Warehouse Manager Secondary Server, 2-4 way processor                               (*)
---------------------------------------------------------------------------------------------------
Warehouse Manager Secondary Server, 8-12 way processor                              (*)
---------------------------------------------------------------------------------------------------
Development Currency Conversion, 1-way processor                                    (*)
---------------------------------------------------------------------------------------------------
Development Currency Conversion, 2-4 way processor                                  (*)
---------------------------------------------------------------------------------------------------
Development Currency Conversion, 8-12 way processor                                 (*)
---------------------------------------------------------------------------------------------------
Development Partitioning, 1-way processor                                           (*)
---------------------------------------------------------------------------------------------------
Development Partitioning, 2-4 way processor                                         (*)
---------------------------------------------------------------------------------------------------
Development Partitioning, 8-12 way processor                                        (*)
---------------------------------------------------------------------------------------------------
Development Spreadsheet Toolkit, 1-way processor                                    (*)
---------------------------------------------------------------------------------------------------
Development Spreadsheet Toolkit, 2-4 way processor                                  (*)
---------------------------------------------------------------------------------------------------
Development Spreadsheet Toolkit, 8-12 way processor                                 (*)
---------------------------------------------------------------------------------------------------
Development SQL Drill Through, 1-way processor                                      (*)
---------------------------------------------------------------------------------------------------
Development SQL Drill Through, 2-4 way processor                                    (*)
---------------------------------------------------------------------------------------------------
Development SQL Drill Through, 8-12 way processor                                   (*)
---------------------------------------------------------------------------------------------------
Financial Deployment Accelerators JDE, 1-way processor                              (*)
---------------------------------------------------------------------------------------------------
Financial Deployment Accelerators JDE, 2-4 way processor                            (*)
---------------------------------------------------------------------------------------------------
Financial Deployment Accelerators JDE, 8-12 way processor                           (*)
---------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators JDE, 1-way processor                         (*)
---------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators JDE, 2-4 way processor                       (*)
---------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators JDE, 8-12 way processor                      (*)
---------------------------------------------------------------------------------------------------

                                Product Upgrades

---------------------------------------------------------------------------------------------------
Products                                                                  Your US List Prices
---------------------------------------------------------------------------------------------------
ShowCase Analyzer Server Upgrades:
---------------------------------------------------------------------------------------------------
From Analyzer Server 1 way S-10 or 170 to 1 way processor                           (*)
---------------------------------------------------------------------------------------------------
From Analyzer Server 1 way S-10 or 170 to 2-4 way processor                         (*)
---------------------------------------------------------------------------------------------------
From Analyzer Server 1 way S-10 or 170 to 8-12 way processor                        (*)
---------------------------------------------------------------------------------------------------
From Analyzer Server 1 way processor to 2-4 way processor                           (*)
---------------------------------------------------------------------------------------------------
From Analyzer Server 1 way processor to 8-12 way processor                          (*)
---------------------------------------------------------------------------------------------------
From Analyzer Server 2-4 way processor to 8-12 way processor                        (*)
---------------------------------------------------------------------------------------------------
                                                                                    (*)
---------------------------------------------------------------------------------------------------
ShowCase Essbase/400 Server Upgrades:
---------------------------------------------------------------------------------------------------
1-way processor to 2-4 processor                                                    (*)
---------------------------------------------------------------------------------------------------
Currency Conversion 1 way processor to Currency Con. 2-4 way processor              (*)
---------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 1-way processor to Spreadsheet Toolkit 2-4 way                  (*)
---------------------------------------------------------------------------------------------------
SQL Drill Through 1-way processor to SQL Drill Through 2-4 way processor            (*)
---------------------------------------------------------------------------------------------------
Partitioning 1-way processor to Partitioning 2-4 way processor                      (*)
---------------------------------------------------------------------------------------------------
1-way processor to 8-12 processor                                                   (*)
---------------------------------------------------------------------------------------------------
Currency Conversion 1 way processor to Currency Con. 8-12 way processor             (*)
---------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 1-way processor to Spreadsheet Toolkit 8-12 way                 (*)
---------------------------------------------------------------------------------------------------
SQL Drill Through 1-way processor to SQL Drill Through 8-12 way                     (*)
---------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IBM
Software Vendor Marketing Partnerships

Product Offering List Attachment                                       T97074-01

                        PRODUCT OFFERING LIST ATTACHMENT

                                Product Upgrades

---------------------------------------------------------------------------------------------------
Partitioning 1-way processor to Partitioning 8-12 way processor                     (*)
---------------------------------------------------------------------------------------------------
2-4 way processor to 8-12 processor                                                 (*)
---------------------------------------------------------------------------------------------------
Currency Con. 2-4 way processor to Currency Conversion 8-12 way processor           (*)
---------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 2-4 way processor to Spreadsheet Toolkit 8-12 way               (*)
---------------------------------------------------------------------------------------------------
SQL Drill Through 2-4 way processor to SQL Drill Through 8-12 way                   (*)
---------------------------------------------------------------------------------------------------
Partitioning 2-4 way processor to Partitioning 8-12 way processor                   (*)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ShowCase Essbase/400 Development Server Upgrades:
---------------------------------------------------------------------------------------------------
1-way processor to 2-4 processor                                                    (*)
---------------------------------------------------------------------------------------------------
Currency Conversion 1 way processor to Currency Conversion 2-4 way                  (*)
---------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 1-way processor to Spreadsheet Toolkit 2-4 way processor        (*)
---------------------------------------------------------------------------------------------------
SQL Drill Through 1-way processor to SQL Drill Through 2-4 way processor            (*)
---------------------------------------------------------------------------------------------------
Partitioning 1-way processor to Partitioning 2-4 way processor                      (*)
---------------------------------------------------------------------------------------------------
1-way processor to 8-12 processor                                                   (*)
---------------------------------------------------------------------------------------------------
Currency Conversion 1 way processor to Currency Con. 8-12 way processor             (*)
---------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 1-way processor to Spreadsheet Toolkit 8-12 way                 (*)
---------------------------------------------------------------------------------------------------
SQL Drill Through 1-way processor to SQL Drill Through 8-12 way processor           (*)
---------------------------------------------------------------------------------------------------
Partitioning 1-way processor to Partitioning 8-12 way processor                     (*)
---------------------------------------------------------------------------------------------------
2-4 way processor to 8-12 processor                                                 (*)
---------------------------------------------------------------------------------------------------
Currency Con. 2-4 way processor to Currency Conversion 8-12 way processor           (*)
---------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 2-4 way processor to Spreadsheet Toolkit 8-12 way               (*)
---------------------------------------------------------------------------------------------------
SQL Drill Through 2-4 way processor to SQL Drill Through 8-12 way                   (*)
---------------------------------------------------------------------------------------------------
Partitioning 2-4 way processor to Partitioning 8-12 way processor                   (*)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ShowCase Warehouse Builder Upgrades:                                                (*)
---------------------------------------------------------------------------------------------------
Server 1-way S-10 or 170 to Initial Server 1-way processor                          (*)
---------------------------------------------------------------------------------------------------
Server 1-way S-10 or 170 to Initial Server 2-4 way processor                        (*)
---------------------------------------------------------------------------------------------------
Server 1-way S-10 or 170 to Initial Server 8-12 way processor                       (*)
---------------------------------------------------------------------------------------------------
Initial Server 1 way processor to Initial Server 2-4 way processor                  (*)
---------------------------------------------------------------------------------------------------
Initial Server 1 way processor to Initial Server 8-12 way processor                 (*)
---------------------------------------------------------------------------------------------------
Initial Server 2-4 way processor to Initial Server 8-12 way processor               (*)
---------------------------------------------------------------------------------------------------
Secondary Server 1 way processor to Secondary Server way 2-4 processor              (*)
---------------------------------------------------------------------------------------------------
Secondary Server 1 way processor to Secondary Server 8-12 way processor             (*)
---------------------------------------------------------------------------------------------------
Secondary Server 2-4 way processor to Secondary Server 8-12 way processor           (*)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ShowCase Warehouse Manager Upgrades:
---------------------------------------------------------------------------------------------------
Server 1-way S-10 or 170 to Initial Server 1-way processor                          (*)
---------------------------------------------------------------------------------------------------
Server 1-way S-10 or 170 to Initial Server 2-4 way processor                        (*)
---------------------------------------------------------------------------------------------------
Server 1-way S-10 or 170 to Initial Server 8-12 way processor                       (*)
---------------------------------------------------------------------------------------------------
Initial Server 1 way processor to Initial Server 2-4 processor                      (*)
---------------------------------------------------------------------------------------------------
Initial Server 1 way processor to Initial Server 8-12 processor                     (*)
---------------------------------------------------------------------------------------------------
Initial Server 2-4 way processor to Initial Server 8-12 processor                   (*)
---------------------------------------------------------------------------------------------------
Secondary Server 1 way processor to Secondary Server 2-4 way processor              (*)
---------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

---------------------------------------------------------------------------------------------------
Secondary Server 1 way processor to Secondary Server 8-12 way processor             (*)
---------------------------------------------------------------------------------------------------
Secondary Server 2-4 way processor to Secondary Server 8-12 way processor           (*)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ShowCase Deployment Accelerators Upgrades:
---------------------------------------------------------------------------------------------------
Financial Deployment Accelerators JDE 1-way to 2-4 way processor                    (*)
---------------------------------------------------------------------------------------------------
Financial Deployment Accelerators JDE 1-way to 8-12 way processor                   (*)
---------------------------------------------------------------------------------------------------
Financial Deployment Accelerators JDE 2-4 way to 8-12 way processor                 (*)
---------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators JDE 1-way to 2-4 way processor               (*)
---------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators JDE 1-way to 8-12 way processor              (*)
---------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators JDE 2-4 way to 8-12 way processor            (*)
---------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.